                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement


                           ENEX RESOURCES CORPORATION
                 -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

[ ] Fee computed on table below per Exchange Act Rules14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:


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

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held December 2, 1999

To the Shareholders of Enex Resources Corporation

         You are cordially invited to attend the Annual Meeting of Shareholders of Enex Resources Corporation, a Delaware corporation (the "Company"), to be held at the offices of the Company, 1221 Lamar Street, Suite 1020, Houston, Texas 77010, on Thursday, December 2, 1999 at 10:00 a.m. Central Standard Time, for the following purposes:

         1. To elect six (6) directors to serve until the next Annual Shareholder Meeting;

         2. To consider and ratify the appointment of KPMG Peat Marwick, L.L.P. as the independent accountants of the Company for the fiscal year ending December 31, 1999; and

         3. To transact such other business as may properly come before the meeting or any adjournment.

         All shareholders of record as of November 1, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. No proxies are being solicited for this meeting, and the Company requests that no proxies be sent to it. You are encouraged to attend the meeting in person or send a personal representative who may vote your shares in your absence pursuant to a duly executed proxy in favor of such personal representative. Please see the Information Statement submitted herewith which more fully describes the above matters.

         Your vote is important.

                                         By Order of the Board of Directors
                                         /s/ Floyd C. Wilson

                                         Floyd C. Wilson Chairman of the Board,
                                         President, Chief Executive Officer,
                                         Secretary and Treasurer
November 11, 1999
Houston, Texas

         Annual Reports to shareholders on Form 10-KSB, including financial statements, are being mailed to shareholders, together with this Information Statement, commencing on or about November 11, 1999.


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

                           ENEX RESOURCES CORPORATION
                          1221 Lamar Street, Suite 1020
                              Houston, Texas 77010

                              INFORMATION STATEMENT
                                       For
                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held December 2, 1999

         This Information Statement is furnished to shareholders of Enex Resources Corporation, a Delaware corporation (the "Company"), in connection with the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. Central Standard Time on Thursday, December 2, 1999 and all adjournments thereof (the "Annual Meeting"). This Information Statement is being mailed to shareholders on or about November 11, 1999.

         The Annual Meeting will be held at the principal offices of the Company at 1221 Lamar Street, Suite 1020, Houston, Texas 77010. Shareholders may attend the meeting in person or send a personal representative who may vote such shareholder's shares pursuant to a duly executed proxy in favor of such personal representative. Any shareholder giving such proxy may revoke it at any time before it is voted by written revocation delivered to the Company's Secretary, by voting in person at the Annual Meeting or by giving a later proxy. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The Company is not soliciting proxies in connection with this Annual Meeting, and the Company requests that no proxies be sent to it.

OUTSTANDING CAPITAL STOCK

         The record date for shareholders entitled to vote at the Annual Meeting is the close of business on November 1, 1999. At the close of business on that date, the Company had issued, outstanding and entitled to vote at the meeting 1,342,672 shares of common stock, $.05 par value.

MATTERS TO BE ACTED UPON AT THE MEETING

         The election of directors and ratifying the appointment of the independent public accountants are the only matters which the Board of Directors knows will be presented for consideration at the meeting.

QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of shares of common stock entitled to vote at the Annual Meeting representing a majority of the votes entitled to be cast is necessary to


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

constitute a quorum at the Annual Meeting. Each holder of shares of common stock is entitled to one vote, in person or by proxy, for each share held in such shareholder's name on the record date. Assuming the presence of a quorum, the affirmative votes equal to at least a majority of the votes of holders of common stock entitled to vote at the Annual Meeting, in person or by proxy, are required for the election of directors and the ratification of the appointment of the independent public accountant. As to any other matters which may come before the meeting, a majority of the votes of holders of common stock cast at the Annual Meeting generally is required for approval. Abstentions will be included in vote totals, and, as such, will have the same effect on the matter voted upon as a negative vote. Where nominee recordholders do not vote on directors or the other proposals because they did not receive specific instructions on such proposal from the beneficial owners of such shares ("broker nonvotes"), such broker nonvotes will not be included in vote totals and, as such, will have no effect on the action taken at the Annual Meeting.

         The Company is not aware of any other proposals planned to be made at the Annual Meeting and has no current intention of making any additional proposals. The chairman of the meeting shall determine the order of business at the Annual Meeting and the voting and other procedures to be observed. The chairman is authorized to declare whether any business is properly brought before the meeting, and business not properly brought before the meeting may not be transacted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth the shares of the Company's common stock beneficially owned by those persons or entities known to be the beneficial owner of more than five percent of the Company's issued and outstanding common stock as of November 1, 1999:

Title of   Name and Address of             Amount and Nature          Percent of
Class      Beneficial Owner                of Beneficial Ownership    Class
--------   -------------------             -----------------------    ----------
Common     Middle Bay Oil Company, Inc.(1)       1,074,179                80
           1221 Lamar, Suite 1020
           Houston, Texas 77010

Common     FMR Corp.(2)                            144,300                10.7
           82 Devonshire Street
           Boston, Massachusetts 02109

(1) On March 27, 1998, Middle Bay Oil Company, Inc. ("Middle Bay") acquired 1,064,432 shares of common stock pursuant to Middle Bay's tender offer which began February 19, 1998. During December 1998, Middle Bay acquired an additional 9,747 shares bringing the total to 1,074,179 shares.


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

(2) FMR Corp. ("FMR") is a holding company, one of whose principal assets is the capital stock of Fidelity Management and Research Company ("Fidelity"), the investment advisor to a large number of investment companies (the "Fidelity Funds"), including the Fidelity Low-Priced Stock Fund, which owns the shares shown in the table. FMR, through its control of Fidelity, and the Chairman of FMR each has sole power to dispose of such shares. Neither FMR nor its principal shareholder has the sole power to vote or direct the voting of such shares, which power resides with the Fidelity Funds' Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fidelity Funds' Board of Trustees. All information regarding FMR was obtained from the Amended Schedule 13G filed by FMR with the SEC on February 1, 1999.

SECURITY OWNERSHIP OF MANAGEMENT

         No officer or director of the Company owns shares in the Company. However, the officers and directors of the Company own shares in Middle Bay, the majority owner of the Company. The following table sets forth the shares of Middle Bay's stock beneficially owned by each director and executive officer and all directors and executive officers as a group, all as of October 11, 1999:


    Conv. Preferred         Common            Name and Address of           Amount and Nature of        Percent of
    ---------------          Stock             Beneficial Owner             Beneficial Ownership          Class
                            -------           -------------------          ----------------------      ----------
               0                    0       Floyd C. Wilson(1)                          0                  *
                                            5910 N. Central Expressway
                                            Suite 1150
                                            Dallas, Texas 75206

               0                    0       David B. Miller(2)                          0                  *
                                            3811 Turtle Creek Blvd.
                                            Suite 1080
                                            Dallas, Texas 75219

               0                    0       D. Martin Phillips(3)                       0                  *
                                            1100 Louisiana
                                            Suite 3150
                                            Houston, Texas 77002

               0                    0       David B. Dunton(4)                          0                  *
                                            3811 Turtle Creek Blvd.
                                            Suite 1080
                                            Dallas, Texas 75219

               0               28,000       Gary R Christopher                     28,000(5)               *
                                            6733 South Yale




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

                                            Tulsa, OK  74136

          15,867              164,816       Stephen W. Herod                      180,683(6)               *
                                            1110 Briar Ridge Drive
                                            Houston, TX 77057

                                            All executive officers and
                                            directors as a group
                                            (8 persons)                           528,751                  3.95%

*  Represents less than 1%.

(1) Mr. Wilson is the Managing Director and member of 3TEC Energy Company L.L.C. which is the beneficial owner of 10,482,222 of Middle Bay's common shares.

(2) Mr. Miller is a Managing Director of EnCap Investments L.L.C. (AEnCap@), which is the General Partner and controlling person of certain members of 3TEC Energy Company L.L.C. EnCap may be deemed to be the beneficial owner of the 10,482,222 shares of Middle Bay's common stock directly owned by 3TEC Energy Company L.L.C.; however, EnCap disclaims beneficial ownership of these shares.

(3) Mr. Phillips is a Managing Director of EnCap, which is the General Partner and controlling person of certain members of 3TEC Energy Company L.L.C. EnCap may be deemed to be the beneficial owner of the 10,482,222 shares of Middle Bay's common stock directly owned by 3TEC Energy Company L.L.C.; however EnCap disclaims beneficial ownership of these shares.

(4) Mr. Dunton is Vice President of EnCap, which is the General Partner and controlling person of certain members of 3TEC Energy Company L.L.C. EnCap may be deemed to be the beneficial owner of the 10,482,222 shares of Middle Bay's common stock directly owned by 3TEC Energy Company L.L.C.; however EnCap disclaims beneficial ownership of these shares.

(5) Represents 13,000 shares of common stock and 15,000 shares issuable upon exercise of options granted to Mr. Christopher. Mr. Christopher is an officer of Kaiser-Francis Oil Company which is the beneficial owner of 3,337,734 of Middle Bay's common shares.

(6) Represents 109,816 shares of common stock and 55,000 shares issuable upon exercise of options granted to Mr. Herod and 15,867 shares of Series B preferred stock convertible into 15,867 common shares of Middle Bay.


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

DIRECTORS AND EXECUTIVE OFFICERS

Nominees for Election as Directors

         The following table sets forth information concerning the present directors and executive officers of the Company. All of the directors are nominees for election at the Annual Meeting. All directors serve for a one-year term or until the annual meeting of shareholders of the Company held following their election:


                                                                                              Director
                 Name                        Age             Position(s) Held                   Since
                 ----                        ---             ----------------                 --------
          Floyd C. Wilson                     52       Chairman of the Board, President         1999
                                                      Chief Executive Officer, Secretary
                                                                and Treasurer

          Gary R. Christopher                 49                  Director                      1998

          Stephen W. Herod                    40                  Director                      1998


          David B. Miller                     49                  Director                      1999

          D. Martin Phillips                  46                  Director                      1999

          David B. Dunton                     37                  Director                      1999

                FLOYD WILSON has served as Chairman of the Board, President, Chief Executive Officer, Secretary and Treasurer of the Company since 1999. Mr. Wilson has also served as Chairman of the Board, President and Chief Executive Officer of Middle Bay since 1999. In addition, Mr. Wilson has served as Managing Director and member of 3TEC Energy Company L.L.C. since November of 1998. Mr. Wilson served as Chairman of the Board, President and Chief Executive Officer of Hugoton Energy Corporation, a publicly-held Kansas corporation, from its inception in 1987 until March of 1998, when it merged with Chesapeake Energy Corporation, a publicly-held Oklahoma corporation.

                GARY R. CHRISTOPHER has served as a Director of the Company since 1998. Mr. Christopher is Acquisitions Coordinator of Kaiser-Francis Oil Company, a position he has held since February, 1996. From 1991 to 1996, Mr. Christopher served as Senior Vice President and Manager of Energy Lending for the Bank of Oklahoma. He continues to serve as a consultant to the Bank of Oklahoma. Mr. Christopher is also a director of PetroCorp, Inc. Kaiser-Francis Oil Company owns 3,337,734 shares of Middle Bay's common stock.

                  STEPHEN W. HEROD has served as a Director of the Company from 1998 until August 1999 and from October 1999 until present. Mr. Herod has served as Vice President - Corporate Development of Middle Bay since July 1, 1997. In addition, Mr. Herod served as a Director of Middle Bay from July 1997 until August 1999 and from October 1999 until present. Mr. Herod served as President and a director of Shore Oil Company from April 1992 until the merger of Shore and Middle Bay on June 30, 1997. He joined Shore's predecessor as Controller in February 1991. In addition, Mr. Herod was employed by Conquest Exploration Company from 1984 until 1991 in various financial management positions. From 1981 to 1984, Superior Oil Company employed Mr. Herod as a financial analyst.

                  DAVID B. MILLER has served as a Director of the Company and of Middle Bay since 1999. Mr. Miller is Managing Director and co-founder of EnCap, which was founded in 1988.

                  D. MARTIN PHILLIPS has served as a Director of the Company and of Middle Bay since 1999. Mr. Phillips is a Managing Director and principal of EnCap. Mr. Phillips joined EnCap in 1989.

                  DAVID B. DUNTON has served as a Director of the Company since 1999. Mr. Dunton is Vice President of EnCap. Prior to joining EnCap in 1998, he performed in various business development and marketing management roles with Delhi Gas Pipeline from 1990 until 1998 and was an energy banker with Texas Commerce Bank.

                  The Board of Directors recommends that the shareholders vote FOR all nominees for election to the Board of Directors of the Company for the ensuing year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and any persons who own more than 10% of the Company's common stock to file with the Securities and Exchange Commission reports of ownership and changes in ownership of such securities. Based solely on its review of the copies of such forms received by it, the Company believes that during the year ended December 31, 1998 all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

CORPORATE GOVERNANCE

         The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, taking into consideration the interests of all shareholders. Members of the Board are kept informed of the Company's business by various reports sent or communicated to them regularly, as well as by operating and financial reports made at Board meetings by the President and other officers. During 1998, the Board met seven times.


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

         The Company does not have any standing committees.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The Company does not pay its officers or directors any compensation.

         Each nonemployee director is eligible for incentive awards under the 1984 Incentive Stock Option Plan. No options or rights have been issued under such plan to any nonemployee director, and none are presently contemplated.

INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of the Company has, subject to shareholder ratification, selected KPMG Peat Marwick, L.L.P. as the Company's independent public accountants for the year 1999 and recommends ratification of such selection by the shareholders. Although representatives of KPMG Peat Marwick, L.L.P. will not be attending the Annual Meeting, they will be available by telephone, and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         The Board of Directors recommends that the shareholders vote FOR ratification of the selection of KPMG Peat Marwick, L.L.P. as independent public accountants for 1999.


                              By Order of the Board of Directors
                              /s/ Floyd C. Wilson

                              Floyd C. Wilson Chairman of the Board, President, Chief Executive Officer, Secretary and Treasurer



Dated this November 11, 1999


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